HUBER CAPITAL DIVERSIFIED LARGE CAP VALUE FUND
Investor Class (HUDIX)
Institutional Class (HUDEX)

SUMMARY PROSPECTUS

February 28, 2015

Before you invest, you may want to review the Huber Capital Diversified Large Cap Value Fund’s (the “Diversified Large Cap Value Fund”) Statutory Prospectus, which contains more information about the Diversified Large Cap Value Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated February 28, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Diversified Large Cap Value Fund’s Statutory Prospectus and other information about the Diversified Large Cap Value Fund online at http://hubercap.com/content.php?pageid=12&page=mutual.  You can also get this information at no cost by calling the Fund toll-free at 888-HUBERCM (888-482-3726) or by sending an e-mail request to FundInfo@hubercap.com.

Investment Objective
The Huber Capital Diversified Large Cap Value Fund (the “Diversified Large Cap Value Fund”) seeks to achieve current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Diversified Large Cap Value Fund.

	Investor Class	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%1
Other Expenses (includes Shareholder Servicing Plan Fee)	6.28%	7.75%
Shareholder Servicing Plan Fee	0.25%	0.00%1
Total Annual Fund Operating Expenses2	7.28%	8.50%
Less: Fee Waiver and Expense Reimbursement3	-6.02%	-7.74%
Net Annual Fund Operating Expenses	1.26%	0.76%
1	The Diversified Large Cap Value Fund’s “Distribution and Service (Rule 12b-1) Fees” and “Shareholder Servicing Plan Fee” may each accrue up to 0.25% of the average daily net assets of the Institutional Class shares; however, the accrual of each fee is currently set at 0.00% through at least February 27, 2016, and any accrual increase must first be approved by the Trust’s Board.
2
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Reimbursement shown in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Diversified Large Cap Value Fund and does not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).

3
Huber Capital Management, LLC (the “Adviser”) has contractually agreed to waive all or a portion of its management fees and pay expenses of the Diversified Large Cap Value Fund to ensure that Net Annual Fund Operating Expenses (excluding AFFE, interest, taxes and extraordinary expenses) do not exceed 1.25% of the average daily net assets of the Investor Class and 0.75% of the average daily net assets of the Institutional Class (the “Expense Caps”).  The Expense Caps will remain in effect through at least February 27, 2016, and may be terminated only by the Trust’s Board.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example.  This Example is intended to help you compare the cost of investing in the Diversified Large Cap Value Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$128	$1,605	$3,014	$6,267
Institutional Class	$78	$1,788	$3,381	$6,901

Portfolio Turnover.  The Diversified Large Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 61.96% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Diversified Large Cap Value Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization U.S. companies (“large cap companies”).  The Fund looks for companies whose stocks are considered by the Adviser to be undervalued.  The Adviser currently considers large cap companies to be those with market capitalizations in the range of those found in the Russell 1000® Value Index, although the portfolio will generally consist of stocks with a market capitalization of $5 billion or above at time of initial purchase. The market capitalization range of the Index changes constantly, but as of its most recent reconstitution date, May 31, 2014, the market capitalization range for the Russell 1000® Value Index was between $888.5 million and $545.3 billion. Market capitalization is measured at the time of initial purchase.  The Fund also normally invests in stocks with high cash dividends or payout yields relative to the market.  Payout yield refers to dividend yield (the yield from dividends paid) plus buyback yield (the yield associated with a company buying back its own shares to reduce the number of shares on the market, thereby increasing the earnings per share for the remaining shares).

The Diversified Large Cap Value Fund may also make investments in securities of non-U.S. issuers (“foreign securities”), including issuers in emerging markets.  The Fund will invest primarily in domestic U.S. securities but reserves the right to invest up to 20% of its net assets in ADRs, dollar-denominated foreign securities, or directly in foreign securities including in emerging markets.  Should appropriate investment opportunities be available, the Fund may invest in IPOs but not in an amount that exceeds 50% of the Fund’s total assets.  Additionally, the Fund may invest in Rule 144A and other restricted equity securities but not in an amount that exceeds 15% of the Fund’s total assets.  From time to time, the Fund may be invested in securities of companies in the same economic sector.

The Adviser employs a value investing style, investing in stocks which, in the Adviser’s opinion, trade at a significant discount to the present value of future cash flows.  The Adviser attempts to identify out-of-favor stocks that represent solid fundamental value.  The Adviser identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental research.  The process includes an initial review, in-depth analysis, and employment of the Adviser’s proprietary valuation methodology.

The Adviser makes sell decisions based on valuation, risk and portfolio guidelines or restrictions.  As individual stocks approach their intrinsic value and decline in their relative attractiveness, they become candidates for sale.  Other sell decisions may occur because of deterioration in the fundamentals that supported the initial investment.  Sales are initiated as position exposures approach diversification guidelines when stocks reach their established target price.  Proceeds from sales are reinvested in companies that the Adviser believes are more attractively valued.

The Diversified Large Cap Value Fund’s investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Risks
Losing all or a portion of your investment is a risk of investing in the Diversified Large Cap Value Fund.  The following additional risks could affect the value of your investment:
•
Market Risk.  The value of the Diversified Large Cap Value Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

•	Equity Risk. The equity securities held by the Diversified Large Cap Value Fund may experience sudden, unpredictable drops in value or long periods of decline in value.

•
Foreign Securities and Emerging Markets Risk.  Investments in foreign securities and emerging markets are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Diversified Large Cap Value Fund’s investments.  In addition, the Fund may invest in emerging markets which are more volatile than the markets of developed countries.

•
Initial Public Offering Risk.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Diversified Large Cap Value Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

•
Management Risk.  The Diversified Large Cap Value Fund is an actively managed investment portfolio and the Fund relies on the Adviser’s ability to pursue the Fund’s goal.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results.

•
Value Style Investing Risk.  The value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Diversified Large Cap Value Fund may underperform other funds that use different investing styles.

•
Sector Emphasis Risk.  The securities of companies in the same or related businesses, if comprising a significant portion of the Diversified Large Cap Value Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or fiscal developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

•
Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Diversified Large Cap Value Fund to sell these securities.

•
Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Performance
The following performance information indicates some of the risks of investing in the Diversified Large Cap Value Fund.  The bar chart illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year.  The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of broad measures of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.hubercap.com or by calling the Fund toll free at 888-HUBERCM (888-482-3726).

Diversified Large Cap Value Fund, Investor Class
Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Diversified Large Cap Value Fund’s highest quarterly return was 10.52% for the quarter ended December 31, 2013, and the lowest quarterly return was -5.04% for the quarter ended September 30, 2014.

Average Annual Total Returns (For the periods ended December 31, 2014)		Since Inception
	1 Year	(12/31/2012)
Investor Class
Return Before Taxes	-0.63%	15.42%
Return After Taxes on Distributions	-0.87%	13.22%
Return After Taxes on Distributions and Sale of Fund Shares	-0.17%	11.07%
Institutional Class
Return Before Taxes	-0.14%	15.94%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	22.68%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	13.45%	22.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown only for the Investor Class; after-tax returns for the Institutional Class will vary to the extent it has different expenses.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Adviser.  Huber Capital Management, LLC is the Diversified Large Cap Value Fund’s investment adviser.

Portfolio Manager.  Joseph Huber, Chief Executive Officer and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Diversified Large Cap Value Fund’s portfolio.  Mr. Huber has managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Diversified Large Cap Value Fund shares on any business day by written request via mail (Huber Capital Diversified Large Cap Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 888-HUBERCM (888-482-3726), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Investor Class
Regular	$5,000	$100
Retirement Accounts	$2,500	$100
Institutional Class	$1,000,000	$5,000

Tax Information
The Diversified Large Cap Value Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Diversified Large Cap Value Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.